UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report: December 1, 2014
(Date of earliest event reported)

Phillips 66 Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3010 Briarpark Drive
Houston, Texas 77042
(Address of principal executive offices and zip code)

(855) 283-9237
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As previously announced, on October 22, 2014, Phillips 66 Partners LP (the "Partnership") entered into a Contribution, Conveyance and Assumption Agreement (the "Contribution Agreement") with Phillips 66 Partners GP LLC (the "General Partner"); Phillips 66 Company ("P66 Company"), a wholly owned subsidiary of Phillips 66 ("PSX”); and Phillips 66 Pipeline LLC ("P66 Pipeline"). Pursuant to the terms of the Contribution Agreement, the Partnership agreed to acquire (a) from P66 Company, the Bayway Rail Rack and the Ferndale Rail Rack, and (b) from P66 Pipeline, the Cross Channel Connector Pipeline (collectively, the "Acquired Assets") (the "Transaction"). The total consideration for the Transaction was $340 million, which included $28 million in cash; the issuance of 1,066,412 common units of the Partnership ("Common Units") to P66 Company; the issuance of 21,764 general partner units of the Partnership to the General Partner to maintain its 2% general partner interest in the Partnership; and the assumption by the Partnership of a five-year, $244 million note payable to a subsidiary of P66 Company. The Partnership funded the cash consideration with amounts borrowed under its revolving credit facility. The Transaction closed on December 1, 2014. In connection with the Transaction, the Partnership and its subsidiaries entered into the various agreements described below.

The above summary is qualified in its entirety by reference to the Contribution Agreement, a copy of which was filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on October 27, 2014, and incorporated herein by reference.

Second Amendment to the Omnibus Agreement
On December 1, 2014, the Partnership entered into a Second Amendment to the Omnibus Agreement (the "Omnibus Amendment") with the General Partner; P66 Company; P66 Pipeline; Phillips 66 Partners Holdings LLC, a wholly owned subsidiary of the Partnership ("PSXP Holdings"); and Phillips 66 Carrier LLC, a wholly owned subsidiary of PSXP Holdings ("PSXP Carrier"). The Omnibus Amendment amends the parties’ existing Omnibus Agreement to, among other things, provide for additional services to be provided to the Partnership by P66 Company in connection with the Acquired Assets and increase the monthly operational and administrative support fee payable by the Partnership to P66 Company from $2,302,300 to $2,395,000.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Omnibus Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Second Amendment to the Operational Services Agreement
On December 1, 2014, PSXP Holdings and PSXP Carrier entered into a Second Amendment to the Operational Services Agreement (the "Operational Services Amendment") with P66 Pipeline. The Operational Services Amendment amends the parties’ existing Operational Services Agreement to, among other things, provide that the services provided to the Partnership by P66 Pipeline under the Operational Services Agreement will also be provided in support of the Acquired Assets.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Operational Services Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Terminal Services Agreement (Bayway Rail Rack)

On December 1, 2014, PSXP Holdings and P66 Company entered into a Terminal Services Agreement (the "Bayway Terminal Services Agreement") pursuant to which PSXP Holdings will charge fees to P66 Company for receiving crude oil at the Bayway Rail Rack via rail car and unloading the crude oil and redelivering it into a pipeline for onward delivery to P66 Company's Bayway Refinery. P66 Company will pay a monthly fee based on the capacity of the Bayway Rail Rack. If the amount of crude oil actually unloaded during a month exceeds such capacity, P66 Company will pay an additional fee on the amount that exceeds the capacity. The fees payable by P66 Company to PSXP Holdings are subject to adjustment each year beginning on January 1, 2016, based on the Producer Price Index for Finished Goods. The Bayway Terminal Services Agreement has a primary term of ten years and may be renewed by P66 Company for up to two additional five-year periods upon 180 days' written notice from P66 Company to PSXP Holdings prior to the end of the initial term or any renewal term, as applicable.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Bayway Terminal Services Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Terminal Services Agreement (Ferndale Rail Rack)

On December 1, 2014, PSXP Holdings and P66 Company entered into a Terminal Services Agreement (the "Ferndale Terminal Services Agreement") pursuant to which PSXP Holdings will charge fees to P66 Company for receiving crude oil at the Ferndale Rail Rack via rail car and unloading the crude oil and redelivering it into a pipeline for onward delivery to P66 Company's Ferndale Refinery. P66 Company will pay a monthly fee based on the capacity of the Ferndale Rail Rack. If the amount of crude oil actually unloaded during a month exceeds such capacity, P66 Company will pay an additional fee on the amount that exceeds the capacity. The fees payable by P66 Company to PSXP Holdings are subject to adjustment each year beginning on January 1, 2016, based on the Producer Price Index for Finished Goods. The Ferndale Terminal Services Agreement has a primary term of ten years and may be renewed by P66 Company for up to two additional five-year periods upon 180 days' written notice from P66 Company to PSXP Holdings prior to the end of the initial term or any renewal term, as applicable.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Ferndale Terminal Services Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Lease Agreement

On December 1, 2014, PSXP Holdings and P66 Company entered into a Lease Agreement (the "Bayway Lease") pursuant to which PSXP Holdings will lease from P66 Company the real property underlying or associated with the Bayway Rail Rack. Rent under the Bayway Lease is payable by PSXP Holdings in monthly installments of $155,230 plus any and all property taxes and other costs or expenses related to the lease of the premises. The Bayway Lease has a base term of 40 years and may be renewed by PSXP Holdings for up to three ten-year periods upon 90 days' written notice from PSXP Holdings to P66 Company prior to the end of the base term or any renewal term, as applicable.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Bayway Lease, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Assignment, Assumption and Modification of Note

The information set forth under Item 2.03 below with respect to the Assignment, Assumption and Modification of Note is incorporated herein by reference.

Relationships

Each of the parties to the various agreements described above is a direct or indirect subsidiary or affiliate of PSX. As a result, certain individuals, including officers of PSX and officers and directors of the General Partner, serve as officers and/or directors of one or more of such entities. P66 Company currently (as of the date of this Current Report on Form 8-K) owns 20,925,369 Common Units and 35,217,112 subordinated units of the Partnership ("Subordinated Units"), collectively representing 74.8% of the limited partnership interests in the Partnership based on the number of Common Units and Subordinated Units outstanding as of December 1, 2014. P66 Company also owns an indirect 2% general partner interest in the Partnership and all of the Partnership’s incentive distribution rights through its ownership of the General Partner.

Item 2.01	Completion of Acquisition or Disposition of Assets

Pursuant to the terms and conditions of the Contribution Agreement, the Transaction closed on December 1, 2014. The description of the Transaction contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 1, 2014, the Partnership entered into an Assignment, Assumption and Modification of Note (the "Assumption Agreement") with P66 Company and Phillips Gas Company Shareholder, Inc. (the "Lender"), pursuant to which the Partnership assumed the obligations of P66 Company under a note payable to the Lender (the "Note") in the original principal amount of $244 million. The Note matures on December 1, 2019, and bears interest at the rate of 3.1 percent per annum. Interest on the Note is payable quarterly and all principal and any accrued and unpaid interest on the Note is due and payable at maturity.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Assumption Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The description in Item 1.01 above of the Partnership’s issuance of Common Units to P66 Company on December 1, 2014, in connection with the closing of the Transaction is incorporated in this Item 3.02 by reference. The issuance of the Common Units was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, under Section 4(a)(2), as a transaction by an issuer not involving a public offering.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.		Description
10.1	--
Second Amendment to the Omnibus Agreement, dated as of December 1, 2014, by and among Phillips 66 Company, on behalf of itself and the other Phillips 66 Entities (as defined in the Omnibus Agreement), Phillips 66 Pipeline LLC, Phillips 66 Partners LP, Phillips 66 Partners Holdings LLC, Phillips 66 Carrier LLC and Phillips 66 Partners GP LLC

10.2	--	Second Amendment to the Operational Services Agreement, dated as of December 1, 2014, by and among Phillips 66 Carrier LLC, Phillips 66 Partners Holdings LLC, and Phillips 66 Pipeline LLC
10.3†	--	Terminal Services Agreement (Bayway Rail Rack), dated December 1, 2014, by and between Phillips 66 Partners Holdings LLC and Phillips 66 Company
10.4†	--	Terminal Services Agreement (Ferndale Rail Rack), dated December 1, 2014, by and between Phillips 66 Partners Holdings LLC and Phillips 66 Company
10.5	--	Lease Agreement, dated as of December 1, 2014, by and between Phillips 66 Partners Holdings LLC and Phillips 66 Company
10.6	--	Assignment, Assumption and Modification of Note, dated as of December 1, 2014, by and among Phillips 66 Company, Phillips 66 Partners LP, and Phillips Gas Company Shareholder, Inc.
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† Confidential treatment has been requested for certain portions of this Exhibit pursuant to a confidential treatment request filed with the Securities and Exchange Commission on December 2, 2014. Such portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66 Partners LP
	By:	Phillips 66 Partners GP LLC, its general partner

Dated: December 2, 2014	By:	/s/ J.T. Liberti
J.T. Liberti Vice President and Chief Operating Officer

Index to Exhibits

Exhibit No.		Description
10.1	--
Second Amendment to the Omnibus Agreement, dated as of December 1, 2014, by and among Phillips 66 Company, on behalf of itself and the other Phillips 66 Entities (as defined in the Omnibus Agreement), Phillips 66 Pipeline LLC, Phillips 66 Partners LP, Phillips 66 Partners Holdings LLC, Phillips 66 Carrier LLC and Phillips 66 Partners GP LLC

10.2	--	Second Amendment to the Operational Services Agreement, dated as of December 1, 2014, by and among Phillips 66 Carrier LLC, Phillips 66 Partners Holdings LLC, and Phillips 66 Pipeline LLC
10.3†	--	Terminal Services Agreement (Bayway Rail Rack), dated December 1, 2014, by and between Phillips 66 Partners Holdings LLC and Phillips 66 Company
10.4†	--	Terminal Services Agreement (Ferndale Rail Rack), dated December 1, 2014, by and between Phillips 66 Partners Holdings LLC and Phillips 66 Company
10.5	--	Lease Agreement, dated as of December 1, 2014, by and between Phillips 66 Partners Holdings LLC and Phillips 66 Company
10.6	--	Assignment, Assumption and Modification of Note, dated as of December 1, 2014, by and among Phillips 66 Company, Phillips 66 Partners LP, and Phillips Gas Company Shareholder, Inc.

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† Confidential treatment has been requested for certain portions of this Exhibit pursuant to a confidential treatment request filed with the Securities and Exchange Commission on December 2, 2014. Such portions have been omitted and filed separately with the Securities and Exchange Commission.